EXHIBIT 10.2
                                                                    ------------

                                    FORM OF
                               AMENDMENT NO. 1 TO
                            COCHLEAR IMPLANT BUSINESS
                           PURCHASE AND SALE AGREEMENT

     This AMENDMENT NO. 1 to the COCHLEAR IMPLANT BUSINESS PURCHASE AND SALE AGREEMENT (this "Amendment"), dated as of January 3, 2008, is entered into by and among BOSTON SCIENTIFIC CORPORATION, a Delaware corporation ("Parent"), BOSTON SCIENTIFIC SCIMED, INC. (formerly known as Scimed Life Systems, Inc.), a Minnesota corporation and a wholly owned subsidiary of Parent ("Scimed"), BOSTON SCIENTIFIC NEUROMODULATION CORPORATION (formerly known as Advanced Bionics Corporation), a Delaware corporation and a wholly owned subsidiary of Scimed (the "Seller"), ADVANCED BIONICS HOLDING CORPORATION, a California corporation (the "Purchaser"), and ADVANCED BIONICS, LLC (formerly known as Auditory Systems, LLC), a Delaware limited liability company (the "Company"). All capitalized terms used herein but not defined herein have the meaning ascribed to such terms in the Agreement (as hereinafter defined), and, except as otherwise provided below, references herein to a specific Section or Schedule will refer, respectively, to the corresponding Section or Schedule of the Agreement.

     WHEREAS, Parent, Scimed, the Seller, the Purchaser and the Company have entered into the COCHLEAR IMPLANT BUSINESS PURCHASE AND SALE AGREEMENT (the "Agreement"), dated as of August 9, 2007; and

     WHEREAS, the parties hereto desire to amend the Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants in the Agreement and hereinafter set forth, and intending to be legally bound, the parties hereto hereby agree as follows:

     1. Change of Certain Names. From and after the effective date of this Amendment, all references to the Company in the Agreement will be deemed to refer to "Advanced Bionics, LLC" rather than "Auditory Systems, LLC." From and after the effective date of this Amendment, all references to the Seller in the Agreement will be deemed to refer to "Boston Scientific Neuromodulation Corporation" rather than "Advanced Bionics Corporation."

     2. Acknowledgement. The parties hereto hereby acknowledge and agree that the forms of the Ancillary Agreements attached to the Agreement will be revised to reflect the change of the name of the (a) Seller to "Boston Scientific Neuromodulation Corporation" and (b) Company to "Advanced Bionics, LLC."

     3. Amendment of Section 2.02(a)(iii). Section 2.02(a)(iii) is hereby deleted in its entirety and replaced with the following:

     "all the Receivables, including (for the avoidance of doubt) a Receivable in the amount of approximately $25,414,884.27 held by the Seller from Advanced Bionics Sarl (France)."

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     4. Amendment of Section 3.02(e). Section 3.02(e) is hereby deleted in its entirety and replaced with the following:

     "On the Closing Date, the Seller will pay to the Company $6,700,000 by wire transfer of immediately available funds to a bank account designated by the Company."

     5. Amendment of Section 3.05(a)(i). Section 3.05(a)(i) is hereby deleted in its entirety and replaced with the following:

     "(i) a certificate evidencing 880 Class A Units issued by the Company in the name of the Purchaser and an instrument duly executed by the Seller, which assigns, transfers and delivers such Class A Units to the Purchaser, in form and substance satisfactory to the Purchaser;"

     6. Amendment of Section 3.05(a)(ix). The words ", and comparable certificates, if available in the relevant jurisdiction, of good standing from the jurisdictions applicable to the Parent Designated Affiliates" contained in
Section 3.05(a)(ix) are hereby deleted in their entirety.

     7. Amendment of Section 3.05(a)(x). Section 3.05(a)(x) is hereby deleted in its entirety and replaced with the following:

     "valid instruments of conveyance duly executed by the Seller which evidence the assignment, transfer and delivery to the Company of the securities of the Transferred Subsidiaries, in form and substance satisfactory to the Purchaser;"

     8. Amendment of Section 7.07(a). The words "The Seller will change its name within 10 Business Days after the Closing Date, and within three months after the date on which such name change occurs, the Seller will cease to use the name "Advanced Bionics," "Bionics" and "Bionic" in any public communications" contained in the first sentence of Section 7.07(a) are hereby deleted in their entirety and replaced with the following:

     "The Seller will cease to use the names `Advanced Bionics,' `Bionics' and `Bionic' in any public communications by February 16, 2008;"

     9. Amendment of Section 8.02(a). The second sentence of Section 8.02(a) is hereby deleted in its entirety and replaced with the following:

     "On January 18, 2008, the Seller will pay to the recipients under the Cash Bonus Plan (the "Cash Bonus Plan Recipients") an aggregate amount equal to $2,189,660.00 (which represents $5.38 per Cash Bonus Plan Unit)."

     10. Amendment of Section 8.02. The following new Section 8.02(c) is hereby added after Section 8.02(b):

     "The Seller will pay to the Company an amount of cash equal to 50% of the French social Taxes paid by Advanced Bionics Sarl (France) to the appropriate Governmental Authority in respect of the portion of the First Earn Out Payment (as defined in the Amendment Agreement) and the Earn Out Obligation (as

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     defined in the Amendment Agreement) that is paid to former French option holders of the Seller who are or were employees of Advanced Bionics Sarl (France), to the extent that Advanced Bionics Sarl (France) determines that it is obligated by applicable Law to pay such Taxes; provided that the Seller will not be required to pay to either the Company or such Governmental Authority any portion of any penalties, interest or legal fees incurred or levied in respect of such Taxes. The Seller will make such payment within five Business Days of its receipt from the Company of evidence reasonably satisfactory to the Seller that such payment has been made to such Governmental Authority."

     11. Amendment of Schedule 1.01(a). The following names are hereby added to
Schedule 1.01(a):

----------------- ----------------------------- ---------------- ---------------
Country           Mark Name                     Application #    Registration #
----------------- ----------------------------- ---------------- ---------------
Argentina         HARMONY                       2,769,019        Not available
----------------- ----------------------------- ---------------- ---------------
United States     HealingJourney                77/149,636       Not available
----------------- ----------------------------- ---------------- ---------------
United States     Imagine the Possibilities     78/135,900       2,713,593
----------------- ----------------------------- ---------------- ---------------

     12. Amendment of Schedule 1.01(c). The lease in respect of the address "28460 Avenue Stanford, Suite 150, Valencia, CA 91355" is hereby deleted from
Schedule 1.01(c) in its entirety.

     13. Amendment of Schedule 1.01(e)(i). Schedule 1.01(e)(i) is hereby deleted in its entirety and replaced by Schedule 1.01(e)(i) attached hereto.

     14. Amendment of Schedule 1.01(e)(ii). Schedule 1.01(e)(ii) is hereby deleted in its entirety and replaced by Schedule 1.01(e)(ii) attached hereto.

     15. Amendment of Schedule 1.01(f).

     (a) The following are hereby added as items 4, 5, 6 and 7 to the section entitled "Export" of Schedule 1.01(f):

          "4. License No. CT-10425 issued by the United States Department of Treasury, Cuban Assets Control Regulation, on August 31, 2007

          5. Commodity Classification issued by the United States Department of Commerce, BIS for the Harmony Cochlear Implant System on August 31, 2007

          6. Commodity Classification issued by the United States Department of Commerce, BIS for the Cochlear Implant System on February 26, 2005

          7. License No. IA-9831 for Iran filed with the United States Office of Foreign Assets Control, on December 7, 2007 (as supplemented)"

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     (b) The Section of Schedule 1.01(f) entitled "Reimbursement" and the phrase
"Medicare and Medicaid Provider Numbers" thereunder are hereby deleted in their entirety.

     16. Amendment of Schedule 1.01(g). Schedule 1.01(g) is hereby deleted and replaced in its entirety by Schedule 1.01(g) attached hereto.

     17. Amendment of Schedule 1.01(h).

     (a) The contracts referred to in Attachment 1.01(h)-A attached hereto are hereby added to the section of Schedule 1.01(h) entitled "Auditory Agreements."

     (b) The contracts referred to in Attachment 1.01(h)-B attached hereto are hereby added to the section of Schedule 1.01(h) entitled "Auditory Consulting Agreements."

     (c) The following contracts referred to in the section of Schedule 1.01(h) entitled "Auditory Agreements" are hereby deleted in their entirety:

           Name                    Effective Date        Type of Agreement
---------------------------------- --------------------- -----------------------
Parter Sterilization Services      1/8/2007              Supplier Agreement
---------------------------------- --------------------- -----------------------
Quallion, LLC.                     6/1/2004              Supplier Agreement
---------------------------------- --------------------- -----------------------
Air Liquide Industrial LP.         6/15/2007             Supplier Agreement
---------------------------------- --------------------- -----------------------

     18. Amendment of Schedule 2.02(a)(xi). The time period
"10/1/2006-10/1/2007" listed under the column "Policy Period" in Schedule 2.02(a)(xi) is hereby deleted in its entirety and replaced by "10/1/2006-1/31/2008."

     19. Amendment of Schedule 2.02(a)(xviii). Section 3 of Schedule 2.02(a)(xviii) and the corresponding attachment to Schedule 2.02(a)(xviii) is hereby deleted in its entirety.

     20. Amendment of Schedule 2.04. Schedule 2.04 is hereby deleted in its entirety and replaced by Schedule 2.04 attached hereto.

     21. Other Provisions of the Agreement. Except as set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     22. Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby will be governed by, and construed in accordance with, the laws of the State of New York. Except as provided in Sections 2.06(b), 3.02(c) and 3.03(b) of the Agreement, all actions and proceedings arising out of or relating to this Amendment will be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York. In the event that jurisdiction is not available in any federal court sitting in the Borough of Manhattan of The City of New York, the parties agree that all such actions and proceedings will be heard in the state courts of Delaware located in the City of Wilmington. The parties hereby (a) submit to

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the exclusive jurisdiction of any federal court sitting in the Borough of
Manhattan of The City of New York for the purpose of any Action arising out of or relating to this Amendment brought by any party (subject to the preceding sentence), and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any Claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Amendment or the transactions contemplated by this Amendment may not be enforced in or by any of the above-named courts.

     23. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

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     IN WITNESS WHEREOF, each of the parties hereto has executed or caused this
Amendment to be duly executed as of the date first written above by their respective officers thereunto duly authorized.

                           BOSTON SCIENTIFIC CORPORATION

                           By: __________________________________________
                           Name: Lawrence J. Knopf
                           Title: Senior Vice President, Deputy General
                           Counsel and Assistant Secretary

                           BOSTON SCIENTIFIC SCIMED, INC.

                           By: __________________________________________
                           Name: Lawrence J. Knopf
                           Title: Assistant Secretary

                           BOSTON SCIENTIFIC NEUROMODULATION CORPORATION

                           By: __________________________________________
                           Name: Lawrence J. Knopf
                           Title: Vice President-Legal and Secretary

                           ADVANCED BIONICS HOLDING CORPORATION

                           By: __________________________________________
                           Name:
                           Title:

                           ADVANCED BIONICS, LLC

                           By: BOSTON SCIENTIFIC NEUROMODULATION CORPORATION, as sole member

                           By: __________________________________________
                           Name: Lawrence J. Knopf
                           Title: Vice President-Legal and Secretary